SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 10, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                   001-16533              63-1261433
(State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                        35209
  (Address of Principal Executive Office )                   (Zip code)


       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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ITEM 2.02 Results of Operation and Financial Condition

         On February 28, 2006 we filed a press release reporting the results of our operations for the fourth quarter and year ended December 31, 2005. A copy of the press release was filed in a current report on Form 8K on March 1, 2006 and we are incorporating that report into this section by reference as Exhibit 99.1

         In that news release we reported the results of our Personal Lines segment as discontinued operations, as required by accounting regulations. Results for all periods reported reflected these adjustments.

         In this current report on Form 8K we are providing additional quarterly data for 2005 and 2004 reflecting those adjustments. We are providing this data in an effort to help interested investors understand how the sale of our personal lines segment will be presented when we report quarterly and year-end results throughout 2006. The table containing this data is filed as Exhibit 99.2 to this current report on Form 8K.

ITEM 7.01 Regulations FD Disclosure

     We are providing additional data to help interested investors understand how we will report financial data in 2006. The table providing this data is filed as Exhibit 99.2 to this current report on Form 8K.

Item 8.01 Other Events

     We are furnishing additional financial data, included as Exhibit 99.2 to this report and incorporated into this item by reference, which we are providing to investors.




ITEM 9.01 Financial Statements and Exhibits

            Exhibit   Description

               99.1 Current Report on Form 8K filed on March 1, 2006 and incorporated herein by reference.


               99.2 Table providing quarterly data for 2005 and 2004 reflecting adjustments for the sale of our personal lines segment. Results from that segment will be reported as discontinued operations in 2006 and in comparative 2005 data, as required by accounting regulations.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 10, 2006

                                          PROASSURANCE CORPORATION




                                          By:  /s/ Edward L. Rand, Jr.
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                                                   Edward L. Rand, Jr.
                                                   Chief Financial Officer